UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 17, 2009

National Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12629	36-4128138
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization) File Number)	Identification Number

120 Broadway, 27th Floor, New York, NY 10271
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:  (212) 417-8000
_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                 Results of Operations and Financial Condition.

On August 17, 2008, National Holdings Corporation (the “Company”) issued a press release announcing its results of operations for the quarterly and nine month period ended June 30, 2009.  A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

Item 8.01                 Other Events.

On August 17, 2009, the Company announced that it will conduct a conference call at 4:15 EST on August 17, 2009 to discuss its financial results for the quarterly and nine month period ended June 30, 2009.  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01                Financial Statements And Exhibits.

(c)	Exhibits.

99.1	Press release issued by National Holdings Corporation on August 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HOLDINGS CORPORATION (Registrant)

Date: August 17, 2009	By:	/S/ MARK GOLDWASSER
Mark Goldwasser Chief Executive Officer

3